                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Westower Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

PRELIMINARY COPY

                             WESTOWER CORPORATION
                            7001 N.E. 40TH AVENUE
                          VANCOUVER, WASHINGTON 98661

                               ----------------

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 22, 1999

                               ----------------

TO THE SHAREHOLDERS OF WESTOWER CORPORATION:

  Notice is hereby given that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Westower Corporation ( the "Company" or "Westower") will be held at the Hyatt Regency Hotel, 900 Bellevue Way, N.E., Bellevue, Washington 98004 on February 22, 1999, at 10:00 a.m. local time for the following purposes:

    1.To elect ten directors to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified;

    2.To consider a proposal to amend the Articles of Incorporation, increasing the shares that the Company is authorized to issue from 10,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), to 25,000,000 shares of Common Stock;

    3.To consider a proposal to adopt the Company's 1998 Stock Incentive Compensation Plan;

    4.To consider a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending September 30, 1999; and

    5.To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

  Shareholders of record as of the close of business on December 31, 1998 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. A list of shareholders of the Company as of the close of business on December 31, 1998 will be available for inspection during normal business hours for ten
(10) days prior to the Annual Meeting at the Company's principal office located at 7001 N.E. 40th Avenue, Vancouver, Washington 98661.

                                          By Order of the Board of Directors

                                          Peter Lucas
                                          Secretary

Vancouver, Washington
January 27, 1999

  EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                             WESTOWER CORPORATION
                             7001 N.E. 40TH AVENUE
                          VANCOUVER, WASHINGTON 98661

                               ----------------

            PROXY STATEMENT FOR 1999 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 22, 1999

                                 INTRODUCTION

  This proxy statement and accompanying form of proxy are being mailed on or about January 27, 1999 to the shareholders of Westower Corporation, a Washington corporation ("Westower" or the "Company"). These materials are being furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1999 Annual Meeting of the Shareholders (the "Annual Meeting") to be held at the Hyatt Regency Hotel, 900 Bellevue Way, N.E., Bellevue, Washington 98004 at 10:00 a.m., local time, on February 22, 1999, and any adjournments thereof.

  At the Annual Meeting, shareholders of the Company will be asked to vote upon: (i) the election of ten directors to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified; (ii) a proposal to amend the Articles of Incorporation to increase the shares that the Company is authorized to issue from 10,000,000 shares of Common Stock, par value of $.01 per share ("Common Stock"), to 25,000,000 shares of Common Stock; (iii) a proposal to approve the adoption of the Company's 1998 Stock Incentive Compensation Plan; and (iv) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending September 30, 1999.

  The cost of this solicitation of proxies will be borne by the Company. Some of the officers and directors and regular employees of the Company may solicit proxies personally or by telephone. These individuals will not be specially compensated for such service.

  The Company recently changed the end of its fiscal year from February 28 to September 30. The Company's 1998 Annual Report to Shareholders covering the fiscal year ending February 28, 1998 (the "1998 Fiscal Year") and the transition period commencing March 1, 1998 and ending September 30, 1998 (the "Transition Period"), including audited financial statements, is being mailed to the shareholders with this proxy statement but does not constitute a part of this proxy statement.

                             VOTING AT THE MEETING

  Holders of record of shares of the Company's Common Stock at the close of business on December 31, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. As of December 31, 1998, there were 8,148,852 shares of Common Stock outstanding. Each shareholder entitled to vote shall have the right to one vote for each share of Common Stock outstanding in such shareholder's name.

  The Company presently has no other class of stock outstanding and entitled to be voted at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Broker non-votes received with respect to the proposals to be acted upon at the Annual Meeting will be counted for purposes of determining whether a quorum is present at the Annual Meeting but will not be considered as votes cast and will have no effect on the proposals with the exception of the proposal to increase the authorized shares of Common Stock, which requires the affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting.

  Shares cannot be voted at the Annual Meeting unless the shareholder of record is present in person or by proxy. The enclosed form of proxy is a means by which a shareholder may authorize the voting of his, her or its shares at the Annual Meeting. The shares of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with each shareholder's directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. The proxy may be revoked by a shareholder at any time prior to its use by giving notice of such revocation to the Secretary of the Company, by appearing at the Annual Meeting and voting in person, or by returning a later dated proxy. Unless specific instructions are given to the contrary, the shares of Common Stock represented by each properly executed proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies in accordance with their best judgment.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of such number of directors as is fixed from time to time by the Board of Directors. At the Annual Meeting ten directors are to be elected. Each director shall serve for a one year term which will expire at the 2000 Annual Meeting of Shareholders, and will hold office until the election and qualification of the director's successor or until the director's earlier death, removal or resignation.

  The Board of Directors has nominated Michael J. Anderson, Seth A. Buechley, Ronald P. Erickson, Donald A. Harris, S. Roy Jeffrey, Peter Lucas, Calvin J. Payne, Robert A. Shuey, III, Leonard M. Tannenbaum and Bruce E. Toll for election as directors of the Company. All nominees except Mr. Tannenbaum are presently directors of the Company whose terms expire at the Annual Meeting.

  All nominees have consented to be named and to serve if elected. Unless otherwise instructed by a shareholder, the persons named as proxies will vote the shares represented thereby for the election of such nominees. The Board of Directors believes that all nominees will be able to serve as directors. If this should not be the case, however, the proxies may be voted for one or more substitute nominees to be designated by the Board of Directors, or the Board may decide to reduce the number or directors.

  Directors are to be elected at the Annual Meeting by a plurality of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect other than for purposes of determining the presence of a quorum.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW.

                             NOMINEES FOR ELECTION

  Set forth below is information regarding the nominees, including principal occupations during the past five years, positions with the Company, other directorships and age.

  MICHAEL J. ANDERSON, 47, has been a director of the Company since May 1998, when the Company acquired MJA Communications Corp ("MJA Communications"), a corporation engaged in the construction of towers for the wireless communications industry that was founded and owned primarily by Mr. Anderson. He has also been Senior Vice President of the Company since that time. Mr. Anderson founded M.J. Anderson Construction Corporation in 1979 and served as Chief Executive Officer of that company. M.J. Anderson Construction Corporation is a multi-state general contractor that designs and builds hotels, medical facilities and general commercial structures. MJA Communications was founded in 1995. Mr. Anderson received a bachelors degree in construction management from the University of Florida in 1974.

  SETH A. BUECHLEY, 27, has been a director of the Company since August 1998, when the Company acquired Cord Communications, Inc. ("Cord"), which is engaged in providing construction and related services to telecommunications companies. He has also served as Vice President to the Company since that time. Mr.

Buechley was a co-founder and Chief Executive Officer of Cord. Mr. Buechley worked at Cord since 1988 and was instrumental in developing the technical services, cordcomm electrical and professional services divisions.

  RONALD P. ERICKSON, 54, has been a director since November 1997. Mr. Erickson is the Chief Executive Officer of eCHARGE Corporation, an Internet payments company providing technology which allows consumers to charge Internet purchases to their phone, cable and utility bills. From 1995 to 1998 he was Chairman and Chief Executive Officer of GlobalTel Resources, Inc., a provider of telecommunications and networking services in international markets. From 1992 to 1994 he was, variously, Chairman, Vice-Chairman, President and Chief Executive Officer of Egghead Software, Inc. (now Egghead.com). He was a co-founder, in 1981, of MicroRim, Inc., a data base software development company. Previously, he practiced law in Seattle, Washington. Early in his career Mr. Erickson worked in public policy at the White House and for the Rockefeller Commission on Critical Choices. He has been an active investor and member of the Board of Directors of a number of companies. He currently sits on the Boards of ITEX Corporation, Upgrade International Inc., Intrinsyc Software, Inc., as well as other private companies. Mr. Erickson has a BA from Central Washington University, a MA from the University of Washington, and a JD from the University of California, Davis.

  DONALD A. HARRIS, 46, has been a director of the Company since January 1998. Mr. Harris is currently the Chief Executive Officer of Ubiquitel, LLC, a telecommunications company organized by Mr. Harris and other investors in 1997. Prior to joining Ubiquitel, Mr. Harris was President of Comcast Cellular Communications, Inc. from March 1992 to March 1997. From 1990 to 1992 Mr. Harris was Vice President of Pactel Cellular, a wireless telecommunications provider, and General Manager of Pactel's Los Angeles system. Prior to then Mr. Harris was President and Chief Executive Officer of Bay Area Cellular Telephone Company in San Francisco. Mr. Harris began his career in the cellular communications industry as a consultant with McKinsey & Company. He is a graduate of the United States Military Academy at West Point and holds an MBA from Columbia University.

  S. ROY JEFFREY, 51, has been a director of the Company or its predecessor since 1990. He is a co-founder and has been the Chief Operating Officer since 1990. Prior to founding the Company, Mr. Jeffrey has 25 years experience in all aspects of the supply and installation of communication towers and equipment. Mr. Jeffrey was employed by a privately held communications company from 1972 to 1990, when he left to co-found the Company. He started as a high steel rigger, was promoted to field supervisor and then promoted to branch manager where he was responsible for as many as 36 office and field employees. Mr. Jeffrey supervised or managed the supply and installation of towers in the United States, Canada, the Caribbean, Australia, and the Middle East. Mr. Jeffrey has managed all aspects of communications site construction including permit applications, surveys, road-building, foundations, and the supply and installation of buildings, towers and antennas, and transmission lines. Mr. Jeffrey has extensive experience in rigging tall towers.

  PETER LUCAS, 44, has been a director of the Company since April 1997. He has also served as the Chief Financial Officer since April 1997. From August 1995 to April 1997, Mr. Lucas served as Chief Financial Officer of Cotton Valley Resources Corporation, a Dallas-based public oil and gas company. From May 1992 to July 1995, he served as Chief Financial Officer of Canmax Inc., a Dallas-based public company that develops software for gas stations and convenience stores. Mr. Lucas is a member of the Canadian Institute of Chartered Accountants. He received his professional training at Coopers & Lybrand, which he left in 1984 to form his own tax practice. Six years later, Mr. Lucas's practice merged with Coopers & Lybrand, with whom he was a partner until 1992. Mr. Lucas passed the AICPA reciprocity examination in 1993 and is experienced in domestic taxation, accounting and securities matters. He received a bachelor of commerce degree from the University of Alberta in 1978.

  CALVIN J. PAYNE, 46, Chairman of the Board and Chief Executive Officer, has been a director of the Company or its predecessor since 1990. He is a co-founder and has been the Chief Executive Officer since 1990. Prior to founding the Company, Mr. Payne acquired experience in all aspects of the construction of steel communication towers. He was a construction worker and rigger in 1975, a field engineer in 1978, a design engineer in 1979, engineering manager in charge of a tower company's Australian operations in 1983, and Chief Engineer of the same company's domestic operations in 1988. Mr. Payne has engineered over 600 towers, including a 1470 foot tower in Florida designed to withstand hurricane winds. Mr. Payne won a design award for a steel tower erected on a mountain-top site near the Alaskan-Canadian border that was completely enclosed in fiberglass to shield the tower and antenna from wind and ice. Mr. Payne has assisted in the writing of design standards for communication towers in the United States, Canada, and Australia. He received a degree in civil engineering from the University of British Columbia in 1978 and an MBA from the University of Western Australia in 1985.

  ROBERT A. SHUEY, III, 44, has been a director of the Company since November 1997. Mr. Shuey is Chief Executive Officer of EuroMed, Inc., the parent company of Redstone Securities, Inc. From August 1997 to December 1998 he acted as Managing Director of Capital Markets for Tejas Securities Group, Inc. From September 1996 to July 1997, he acted as Managing Director Corporate Finance for National Securities Corporation; from April 1995 to August 1996, he acted as Managing Director Corporate Finance for LaJolla Securities Corporation; from January 1993 to March 1995, he acted as Managing Director Corporate Finance for National Securities Corporation. Mr. Shuey is a member of the Board of Directors of EuroMed, Inc., AutoBond Corporation, Transnational Financial Corporation and BioShield Technologies, Inc. Mr. Shuey is a graduate of Babson College with a degree in Economics and Finance.

  LEONARD M. TANNENBAUM, 27, is a principal with LAR Management, Inc., which manages a $50,000,000 hedge fund. He joined LAR Management, Inc. in April 1997. Prior to that time he was an associate with Pilgrim Baxter, a mutual fund manager, from June 1996 to April 1997 and an Assistant Vice President and analyst in the Small Company Group at Merrill Lynch from 1994 to 1996. Mr. Tannenbaum is a graduate of The Wharton School of The University of Pennsylvania, where he received a BS (Strategic Management) and an MBA (Finance). Mr. Tannenbaum is Bruce E. Toll's son-in-law.

  BRUCE E. TOLL, 55, has been a director of the Company since December 1998. He has been Vice Chairman and a director of Toll Brothers Inc., a homebuilding company, since October 31, 1998. From 1986 to that date, he was President, Chief Operating Officer, secretary and a director of Toll Brothers, Inc., and Mr. Toll was engaged in operations of predecessors of that company since 1967. Mr. Toll has the right to appoint a director under the terms of the agreement by which he holds convertible subordinated notes of the Company. See "Certain Transactions."

MEETINGS AND COMMITTEES OF THE BOARD

  Board of Directors Meetings. From October 14, 1997, when the Company completed its public offering, until February 28, 1998, there was one meeting of the Board of Directors. During the Transition Period, there were two meetings of the Board of Directors. On several occasions the Board and its committees took action by unanimous written consent. Each director attended at least 75% of the aggregate number of meetings of the full Board and each committee on which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee.

  Audit Committee. The Audit Committee is responsible for providing general oversight with respect to the accounting principles employed in the Company's financial reporting. The Audit Committee meets at least annually with the Company's principal financial and accounting officers and independent public accountants to review the scope of auditing procedures, the Company's policies relating to internal auditing and accounting procedures and controls, and to discuss results of the annual audit of the Company's financial statements. The Audit Committee met once from the date the Company completed its initial public offering to February 28, 1998 and two times during the Transition Period. The current members of the Audit Committee are Ronald P. Erickson, chairman, Donald A. Harris and Robert A. Shuey, III, all non-employee members of the Board.

  Compensation Committee. The Compensation Committee has general supervisory power over, and the power to grant options under, the Company's stock option plans. In addition, the Compensation Committee recommends to the Board the compensation of the Company's Chief Executive Officer, reviews and takes action on the recommendations of the Chief Executive Officer as to the compensation of the Company's other officers and key personnel, approves the grants of any bonuses to officers, and reviews other compensation matters generally. The Compensation Committee met once from the date the Company completed its initial public offering to February 28, 1998 and two times during the Transition Period. The current members of the Compensation Committee are Ronald P. Erickson, chairman, Donald A. Harris and Robert A. Shuey, III, all non-employee members of the Board.

                                PROPOSAL NO. 2
   INCREASE AUTHORIZED SHARE CAPITAL FROM 10,000,000 TO 25,000,000 SHARES OF
                                 COMMON STOCK

  At the Annual Meeting, a proposal will be presented to shareholders to approve an amendment to the Company's Articles of Incorporation, increasing the number of shares that the Company is authorized to issue from 10,000,000 shares of Common Stock, to 25,000,000 shares of Common Stock (the "Authorized Shares Increase"). The Board of Directors has adopted the Authorized Shares Increase subject to shareholder approval. As of December 31, 1998, the Company had 8,148,852 shares of Common Stock outstanding.

  Reasons for Amendment. The Company believes it is desirable to have the additional authorized shares of Common Stock available for future capital raising and acquisition transactions, employee benefit plans and other general corporate purposes. All authorized but unissued shares of Common Stock, including the additional shares authorized by the Authorized Shares Increase, will be available for issuance without further action by the shareholders, unless such action is required by applicable law or the rules of the American Stock Exchange, where the Common Stock is currently listed. Shares issuable pursuant to the Company's presently authorized transactions would, if issued, exceed the Company's presently authorized shares of Common Stock. Accordingly, Messrs. Payne, Jeffrey and Lucas have agreed not to exercise stock options unless and until the number of shares of authorized Common Stock is increased.

  Principal Effects. The additional shares of Common Stock to be authorized by the Authorized Shares Increase would have rights identical to the currently authorized Common Stock. Any future issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share of Common Stock and on the equity and voting rights of those holding Common Stock at the time such shares are issued.

  The proposal to approve the Authorized Shares Increase will become effective if it receives the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Abstentions received with respect to the adoption of the Authorized Shares Increase will be counted for purposes of determining whether a quorum is present at the Annual Meeting and will have the effect of a no vote.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED SHARE CAPITAL FROM 10,000,000 TO 25,000,000 SHARES OF COMMON STOCK.

                                PROPOSAL NO. 3
            APPROVAL OF THE 1998 STOCK INCENTIVE COMPENSATION PLAN

  At the Annual Meeting, there will be presented to shareholders a proposal to approve the Company's 1998 Stock Incentive Compensation Plan (the "Plan"). The Board of Directors has adopted the Plan subject to shareholder approval. The Board of Directors believes that the Plan will enhance the long-term shareholder value of the Company by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its subsidiaries to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and to acquire and maintain stock ownership in the Company. The principal terms of the Plan are discussed below.

  The Company currently maintains the 1997 Stock Option Compensation Plan (the "1997 Plan") for purposes similar to those set forth above for the Plan. Grants with respect to all 400,000 shares have been made with respect to the 1997 Plan, however. Additional shares are necessary for the Company to effectively meet the foregoing objectives.

  The proposal to approve the Plan will become effective if it receives the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions received with respect to the adoption of the Plan will be counted for purposes of determining whether a quorum is present at the Annual Meeting but will not be counted as votes cast and will have no effect on the result of the vote.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 STOCK INCENTIVE COMPENSATION PLAN.

                        PRINCIPAL FEATURES OF THE PLAN

  The following is a description of the material features of the Plan and is qualified in its entirety by the complete text of the Plan. Capitalized terms not defined herein shall have the meanings given them in the Plan.

  Administration of the Plan. The Plan is administered by the Board or a committee of the Board (the "Plan Administrator") appointed by and consisting of two or more members of the Board. In making its selection, the Board shall consider the provisions regarding "outside director" as defined by section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "non-employee" director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize a senior executive officer of the Company to grant Awards, within limits specifically prescribed by the Board. Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards (as defined below), the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

  Stock Subject to the Plan. Subject to adjustment in certain circumstances, as discussed below, and to shareholder approval of the Plan, the maximum number of shares of Common Stock which shall be available for issuance under the Plan shall not exceed in the aggregate 10% of the issued shares of Common Stock as of the Plan's effective date; provided that, if the number of issued shares of Common Stock is increased after the Plan's effective date, the maximum number of shares of Common Stock which shall be available for issuance under the Plan shall be increased by 10% of such increase. In no event, however, shall more than 1,000,000 shares of Common Stock be cumulatively available for issuance pursuant to the exercise of Incentive Stock Options under the Plan. The Company has filed a registration statement on Form S-8 to register the shares of Common Stock issuable under the Plan.

  Awards. Awards under the Plan may consist of (i) Incentive Stock Options designed to qualify as "incentive stock options" under Section 422 of the Code, (ii) Nonqualified Stock Options, or (iii) grants of stock ("Stock Awards"; collectively referred to as "Awards"). Options may be granted singly or in combination. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan, in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Holders.

  Eligibility for Participation. Awards may be granted to any officers, directors, employees, advisors, agents, independent auditors or consultants to the Company or its subsidiaries.

  Options. The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant

Date with respect to Incentive Stock Options and not less than 100% of the Fair Market Value of the Common
Stock on the Grant Date with respect to Nonqualified Stock Options. The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date. The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time.

      PERIOD OF HOLDER'S CONTINUOUS                                PERCENT OF
      EMPLOYMENT OR SERVICE WITH                                  TOTAL OPTION
      THE COMPANY OR ITS SUBSIDIARIES                            THAT IS VESTED
      FROM THE OPTION GRANT DATE                                 AND EXERCISABLE
      -------------------------------                            ---------------
      After 1 year..............................................        25%
      After 2 years.............................................        50%
      After 3 years.............................................        75%
      After 4 years.............................................       100%

  To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described below. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

  The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and/or one or both of the following alternative forms: (a) tendering Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the authorized forms of payment by such other consideration as the Plan Administrator may permit.

  The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

  Termination of Employment. In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only (a) within one year if the termination of the Holder's employment or services is coincident with Retirement, Early Retirement at the Company's request or Disability or (b) within three months after the date the Holder ceases to be any employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Holder's employment or services is for any reason other than Retirement, Early Retirement at the Company's request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Option have passed by will or the applicable laws of descent and distribution or the Holder's designated beneficiary at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not exercisable on the date of termination of the Holder's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Holder's employment or services for Cause, the Option shall automatically termination upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation.

  A transfer of employment of services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

  Limitations on Incentive Stock Options. To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

    1.To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000 such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Holder holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

    2.If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

    3.Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this determination, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

    4.The term of an Incentive Stock Option shall not exceed 10 years.

    5.To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Holder's reemployment rights are guaranteed by statute or contract. For purposes of this determination, "total disability" shall mean a mental or physical impairment of the Holder that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Holder to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

  In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Holder must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require a Holder to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

  Stock Awards. The Plan Administrator is authorized to make Awards of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to profits, profit growth, profit-related return ratios, cash flow or total shareholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services.

  Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

  Notwithstanding any other provision of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

  Assignability. Awards are generally not transferable by the participant, except in the event of death and, during Holder's lifetime, such Awards may be exercised only by the Holder or a permitted assignee or transferee of the Holder (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder to designate a beneficiary who may exercise the Award after the Holder's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

  Adjustment of Shares. In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or
(b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in
(i) the maximum number and kind of securities subject to the Plan as set forth above, (ii) the maximum number and kind of securities that may be made subject to Awards to any individual as set forth above, and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustment shall be conclusive and binding.

  Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction (a term that includes, among other things, certain mergers or consolidations involving the Company or a sale of all or substantially all the assets of the Company), each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable.

  Such Award shall not so accelerate, however, if and to the extent that such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. The determination of Award comparability shall be made by the Plan Administrator, and its determination shall be conclusive and binding. Any such Awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event that the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Successor Corporation for Cause or by the Holder's voluntarily without Good Reason.

  All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation. The acceleration will not occur if, in the opinion of the Company's outside accountants, if would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment.

  Further Adjustment of Options. Subject to the above-noted Corporate Transaction adjustment, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Holders, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Holders, to certain categories of Holders or only to individual Holders. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

  Adjustment Limitations. The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  Tax Withholding. The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amount otherwise due or to become due from the Company to the Holder an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Holder to the Company or a Subsidiary.

  Amendment and Termination of Plan. The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will
(a) increase the total number of shares as to which Options may be granted under the Plan or that may be issued as Stock Awards, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation.

  The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan's adoption by the Board and approval by the shareholders. The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

                                PROPOSAL NO. 4

           RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
                     AS THE COMPANY'S INDEPENDENT AUDITORS

  At the Annual Meeting, there will be presented to shareholders a proposal to ratify the Company's appointment of PricewaterhouseCoopers LLP as the independent auditors for the Company for the fiscal year ending September 30, 1999.

  On October 28, 1998, the Company dismissed Moss Adams LLP ("Moss Adams") as its independent auditors and engaged PricewaterhouseCoopers LLP as its independent auditors. The Company's decision to change its independent auditors was made as a result of the Company's numerous recent and expected future acquisitions. The change of independent auditors was recommended by the Audit Committee and was approved by the Board of Directors.

  Moss Adams' report on the Company's financial statements for the prior two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the Company's two most recent fiscal years and the subsequent interim periods preceding October 28, 1998, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make a reference to the subject matter of the disagreement in connection with its report. The Company requested that Moss Adams furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements, and Moss Adams provided a letter stating that it agreed with them.

  During its two most recent fiscal years and through October 28, 1998, the Company did not consult with PricewaterhouseCoopers LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement or a reportable event with Moss Adams.

  The proposal to appoint PricewaterhouseCoopers LLP as the independent auditors for the Company for the new fiscal year will become effective if it receives the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions received with respect to the appointment of PricewaterhouseCoopers LLP as the independent auditors will be counted for purposes of determining whether a quorum is present at the Annual Meeting but will not be counted as votes cast and will have no effect on the result of the vote.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

                            COMMON STOCK OWNERSHIP

  The following table sets forth certain information as of December 14, 1998 regarding the beneficial ownership of the Common Stock by: (i) each person known by the Company to be a beneficial owner of more than 5% of the outstanding Common Stock; (ii) each director of the Company and the additional nominee to be a director; (iii) each Named Executive Officer identified in the Summary Compensation below; and (iv) all directors, the additional nominee and executive officers of the Company as a group. Unless otherwise indicated, each beneficial owner named below has sole investment and voting power with respect to the Common Stock shown below as beneficially owned by him.

                                                               SHARES
                                                      ------------------------
                                                        NUMBER OF   PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES OWNED   OWNED
------------------------------------                  ------------- ----------
DIRECTORS, EXECUTIVE OFFICERS AND NOMINEE
Calvin J. Payne (1)
7001 N.E. 40th Avenue
Vancouver, WA 98661.................................. 1,126,167     13.70
S. Roy Jeffrey (2)
7001 N.E. 40th Avenue
Vancouver, WA 98661.................................. 1,126,167     13.70
Michael J. Anderson (3)
7001 N.E. 40th Avenue
Vancouver, WA 98661..................................   337,470      4.14
Peter Lucas (4)
7001 N.E. 40th Avenue
Vancouver, WA 98661..................................    30,000         *
Ronald P. Erickson (5)
7001 N.E. 40th Avenue
Vancouver, WA 98661..................................    10,000         *
Donald A. Harris(6)
7001 N.E. 40th Avenue
Vancouver, WA 98661..................................    11,500         *
Robert A. Shuey, III (7)
7001 N.E. 40th Avenue
Vancouver, WA 98661..................................   120,700      1.46
Leonard M. Tannenbaum(8)
7001 N.E. 40th Avenue
Vancouver, WA 98661..................................    43,100         *
Bruce E. Toll (9)
3103 Philmont Avenue
Huntingdon Valley, PA 19006..........................   805,281      9.16
All directors, the additional nominee and executive
officers as a group (10 persons)..................... 3,503,015     38.97
OTHER 5% OWNERS
Gilder, Gagnon, Howe & Co. (10)
1775 Broadway, 26th Floor
New York, NY 10019...................................   703,767      8.64
Peter Jeffrey (11)
7001 N.E. 40th Avenue
Vancouver, WA 98661..................................   878,333     10.72
Tom T. Cunningham
1818 Kersten Drive
Houston, TX 77043....................................   543,950      6.68

--------
  * Less than 1%

 (1) Includes the following shares, a monetary interest in which is disclaimed: 66,250 shares held by Mr. Payne's spouse and 925,000 held by the Calvin J. Payne Family Trust. Also includes 68,667 shares subject to options which may be exercised within 60 days.

 (2) Includes the following shares, a monetary interest in which is disclaimed: 66,250 shares held by Mr. Jeffrey's spouse and 925,000 held by the S. Roy Jeffrey Family Trust. Also includes 68,667 shares subject to options which may be exercised within 60 days.

 (3) Includes 168,735 shares beneficially owned by Mr. Anderson's spouse.

 (4) Comprised entirely of shares subject to options that may be exercised within 60 days.

 (5) Comprised entirely of shares subject to options that may be exercised within 60 days.

 (6) Includes 10,000 shares subject to options that may be exercised within 60 days.

 (7) Comprised entirely of shares subject to options and warrants that may be exercised within 60 days.

 (8) Includes 13,700 shares owned jointly with Mr. Tannenbaum's spouse.

 (9) Includes 639,281 shares underlying the senior subordinated convertible notes and warrants issued to BET Associates, L.P. on June 1, 1998 and 10,000 shares held by The Bruce E. and Robbi S. Toll Foundation.

(10) Includes shares held in customer accounts over which partners and/or employees of Gilder, Gagnon, Howe & Co. have discretionary power to sell such shares.

(11) Includes the following shares, a monetary interest in which is disclaimed: 755,000 shares held by Peter Jeffrey Family Trust. Also includes 43,333 shares subject to options which may be exercised within 60 days.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

 Summary Compensation Table

  The following table sets forth a summary of the compensation paid by the Company during its last three fiscal years and the annualized income for the Transition Period for the Chief Executive Officer and each of the officers of the Company who served as an executive officer during the 1998 Fiscal Year or the Transition Period and whose total salary and bonus exceeded $100,000, the "Named Executive Officers."

                                            ANNUAL COMPENSATION
                                            -------------------
NAME AND                                                       NUMBER OF SHARES
PRINCIPAL POSITION              PERIOD       SALARY   BONUS   UNDERLYING OPTIONS
------------------         ----------------- ------- -------- ------------------
Calvin J. Payne........... Transition Period $43,750      --           --
Chief Executive Officer    1998 Fiscal Year   75,000      --        98,000
                           1997 Fiscal Year   75,000 $437,780          --
                           1996 Fiscal Year   70,000   92,530          --
Peter Lucas............... Transition Period  70,000      --           --
Chief Financial Officer    1998 Fiscal Year  105,000      --        45,000

  Aggregated Option Exercises in Last Fiscal Year and Transition Period and Period End Option Values

  No options have been exercised by the Named Executive Officers. The following table sets forth information regarding the value of unexercised options held by the Named Executive Officers of the Company.

                               NUMBER OF SECURITIES
                              UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED IN-
                               OPTIONS AT PERIOD END       THE-MONEY OPTIONS
NAME                         EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----                         ------------------------- -------------------------
Calvin J. Payne.............     Transition Period         Transition Period
Chief Executive Officer            32,667 / 65,333        $432,838 / 865,662
                                 1998 Fiscal Year          1998 Fiscal Year
                                   32,667 / 65,333        $432,838 / 865,662
Peter Lucas.................     Transition Period         Transition Period
Chief Financial Officer            15,000 / 30,000        $210,000 / 420,000
                                 1998 Fiscal Year          1998 Fiscal Year
                                   15,000 / 30,000        $210,000 / 420,000

 Option Grants in Last Fiscal Year and Transition Period

   The following table sets forth information regarding option grants in the 1998 Fiscal Year to the Named Executive Officers of the Company. No options were granted to the Named Executive Officers during the Transition Period.

                                    NUMBER OF  PERCENT
                                      SHARES     OF
                                    UNDERLYING  TOTAL  EXERCISE
                                      OPTION   OPTIONS  PRICE
NAME                                  GRANT    GRANTED $/SHARE  EXPIRATION DATE
----                                ---------- ------- -------- ----------------
Calvin J. Payne....................   54,000    9.12    $8.25      June 11, 2002
Chief Executive Officer               44,000    7.43    $8.25   October 15, 2002
Peter Lucas........................   24,000    4.05    $7.50      June 11, 2002
Chief Financial Officer               21,000    3.55    $7.50   October 15, 2002

                           COMPENSATION OF DIRECTORS

  Directors who are employees of the Company do not receive any remuneration in their capacity as directors. Outside directors receive $12,000 annually and $500 per meeting attended. All of the directors are reimbursed for their out of pocket expenses for each Board and committee meeting attended.

                             CERTAIN TRANSACTIONS

  Tejas Securities Group, Inc., of which Robert A. Shuey III was formerly Managing Director of Capital Markets, was the lead underwriter in connection with the Company's initial public offering in October 1997 of 1,380,000 units (including units issued upon exercise of the underwriters' overallotment option), each unit consisting of one share of Common Stock and one warrant to purchase a share of Common Stock. The units were issued at a price to the public of $7.50. The underwriters received underwriting discounts and commissions of $.75 per unit. In addition, the Company paid the managing underwriters, including Tejas Securities Group, Inc., a 2% nonaccountable expense allowance and issued underwriters' warrants exercisable for four years to purchase 120,000 units at 120% of the public offering price.

  On October 28, 1997, the Company acquired all of the issued and outstanding stock of WTC Holding Inc. ("WTC"), which holds all of the issued and outstanding shares of Western Telecom Construction Ltd., in exchange for 835,000 shares of the Company's Common Stock. WTC was owned by Peter Jeffrey.

  Approximately $555,437 of the proceeds of the Company's initial public offering were used to repay amounts due to Calvin J. Payne and his spouse, a corporation controlled by S. Roy Jeffrey and another individual. The amount due to Mr. Payne and his spouse arose when amounts were distributed to them by the Company for tax planning purposes and then loaned back to the Company in 1993. The amount due to the corporation controlled by S. Roy Jeffrey was loaned to the Company to assist the Company in purchasing land in 1993.

  Prior to the Company's initial public offering, the Company paid Westower Consulting, an enterprise under control of the Company, for services provided. Charges for these services were approximately $126,000 in Fiscal Year 1998 and $94,000 in Fiscal Year 1997. Amounts due to Westower Consulting were $39,000 at February 28, 1998. No charges were incurred for such services following the Company's initial public offering.

  During January 1998, the Company advanced $119,000 to a corporation owned by Messrs. Calvin J. Payne, S. Roy Jeffrey, Peter Jeffrey and Peter Lucas. Proceeds were used by the borrowing corporation to purchase facilities leased by one of the Company's newly acquired subsidiaries. The advances were unsecured, bore no interest and were repaid in full in May 1998.

  The Company acquired MJA Communications on May 29, 1998 in exchange for 397,023 shares of Common Stock of the Company. Michael J. Anderson and his wife were the principal shareholder of MJA Communications, holding 85% of the outstanding stock. In connection with the acquisition, the Company entered into an employment agreement with Mr. Anderson for a three year term ending in May 2001. Pursuant to the terms of that employment agreement, Mr. Anderson was elected Senior Vice President of the Company and Chairman and Chief Executive Officer of MJA Communications. Mr. Anderson is paid a base salary of $150,000 per year and participates in the Company's bonus pool and stock option plans. Mr. Anderson also entered into a Registration Rights Agreement with the Company allowing him to require the Company to register the shares of Common Stock issued in connection with the acquisition of MJA in certain events.

  On June 1, 1998 the Company issued $15,000,000 aggregate principal amount of 7% Convertible Senior Subordinated Notes due April 30, 2007 and warrants to purchase 40,000 shares of Common Stock to BET Associates, L.P., of which the general partner is an entity controlled by Bruce E. Toll. Leonard M. Tannenbaum is a limited partner of BET Associates, L.P. The purchase price for such notes and warrants was $14,850,000. The notes are convertible into shares of Common Stock at $25.03 per share, subject to adjustment in certain events, and the warrants are exercisable at a price of $23.00 per share, subject to adjustment in certain events.

  The Company acquired Cord on August 31, 1998, in exchange for $5,000,000 in cash and 217,387 shares of the Company's Common Stock. Up to an additional 347,826 shares of Common Stock may be issued based on the results of Cord for the 12 months ending August 31, 1999. Seth A. Buechley owned approximately 33% of the stock of Cord. In connection with the acquisition of Cord, the Company entered into an employment agreement with Mr. Buechley for a two year term ending in August 2000. Pursuant to the terms of that employment agreement, Mr. Buechley has been elected Vice President of the Company and Senior Vice President of Cord. Mr. Buechley is paid a base salary of $120,000 per year and participates in the Company's bonus pool and stock option plans. Mr. Buechley also entered into a Registration Rights Agreement with the Company allowing him to require the Company to register the shares of Common Stock issued in connection with the acquisition of Cord in certain events.

  The Company acquired Standby Services, Inc. ("Standby") on August 31, 1998, in exchange for 543,590 shares of the Company's Common Stock. Tom T. Cunningham owned 100% of the stock of Standby. In connection with the acquisition of Standby, the Company entered into an employment agreement with Mr. Cunningham for a three year term ending in August 2001. Mr. Cunningham is Chief Executive Officer of Standby and is paid a base salary of $150,000 per year and participates in the Company's bonus pool and stock option plans. Mr. Cunningham also entered into a Registration Rights Agreement with the Company allowing him to require the Company to register the shares of Common Stock issued in connection with the acquisition of Standby in certain events.

                                OTHER BUSINESS

  The Board of Directors does not intend to present any business other than as stated herein to the Annual Meeting. If any other matter is properly presented to the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote proxies with respect to such matter in accordance with their best judgment.

                             INDEPENDENT AUDITORS

  Moss Adams LLP, independent auditors, audited the consolidated financial statements of the Company for the 1998 Fiscal Year. No representatives of Moss Adams LLP are expected to attend the Annual Meeting.

  PricewaterhouseCoopers LLP, independent auditors, audited the consolidated financial statements of the Company for the Transition Period. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

                    DEADLINE FOR SHAREHOLDER PROPOSALS FOR
                            THE 2000 ANNUAL MEETING

  In order to receive consideration for inclusion in the proxy materials for the 2000 annual meeting, the Company must receive any proposal which a shareholder wishes to submit at the 2000 annual meeting of shareholders by September 28, 1999.

                COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

  Section 16 of the Exchange Act requires the Company's officers, directors, and holders of 10% or more of its outstanding Common Stock to file certain reports with the Securities and Exchange Commission. With reference to transactions during the last fiscal year, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, the Company believes that the following persons failed to file on a timely basis the following reports required by Section 16(a) of the Exchange Act. In connection with their election to the Board in November 1997, Messrs. Erickson and Shuey each received options to purchase 10,000 shares of Common Stock. Neither gentleman filed a Form 3 within 10 days of his election or a Form 4 to report such transaction. In addition, neither gentleman has reported such matters on a Form 5 for the last fiscal year. In connection with his election to the Board in January 1998, Mr. Harris received options to purchase 10,000 shares of Common Stock. Mr. Harris did not file a Form 3 within 10 days of his election or a Form 4 to report such transaction. In addition, Mr. Harris did not report such matters on a Form 5 for the last fiscal year. In connection with his election to the Board in August 1998, Mr. Buechley failed to file a Form 3 within 10 days of his election. Bruce E. Toll failed to file a Form 4 on timely basis in connection with his purchase of 1,000 shares of Common Stock in August 1998. Except as otherwise stated herein, to the Company's best knowledge, based solely on information provided to it by the reporting individuals, all of the reports required to be filed by these individuals have been filed.

                                          By Order of the Board of Directors

                                          Peter Lucas
                                          Secretary

                                                                       APPENDIX

  The 1998 Stock Incentive Compensation Plan is filed as Exhibit 99.2 to the Company's Registration Statement on Form S-8 (Registration No. 333-65337).

                              Westower Corporation

               ANNUAL MEETING OF SHAREHOLDERS--FEBRUARY 22, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Calvin J. Payne, S. Roy Jeffrey and Peter Lucas, or any of them, acting alone, the proxies of the undersigned, with full powers of substitution (the "Proxies"), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Westower Corporation (the "Company") to be held at the Hyatt Regency Hotel, 900 Bellevue Way, N.E., Bellevue, Washington 98004 on February 22, 1999, at 10:00 a.m. or any adjournment thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

               (Continued and to be signed on the reverse side.)

A [X] Please mark your              DO NOT PRINT IN
      votes as in this                 THIS AREA
      example.
--------------------------------------------------------------------------------
                             FOR the nominees               WITHHOLD AUTHORITY
                             listed at right                   to vote for
                             (except as marked                 all nominees
1.  Election of              to the contrary)
    Directors                     [_]                              [_]

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike such nominee's name from the list at the right.

Nominees: Michael J. Anderson
          Seth A. Buechley
          Ronald P. Erickson
          Donald A. Harris
          S. Roy Jeffrey
          Peter Lucas
          Calvin J. Payne
          Robert A. Shuey, III
          Leonard M. Tannenbaum
          Bruce E. Toll

                                                        FOR    AGAINST   ABSTAIN
2. Proposal to Amend the Articles of
   Incorporation, increasing the shares that the        [_]      [_]       [_]
   Company is authorized to issue from
   10,000,000 shares of Common Stock to
   25,000,000 shares of Common Stock.

3. Proposal to Approve the Company's 1998 Stock         [_]      [_]       [_]
   Incentive Compensation Plan.

4. Proposal to Ratify the Appointment of
   PricewaterhouseCoopers LLP as the Company's          [_]      [_]       [_]
   Independent Auditors for the Fiscal Year
   Ending September 30, 1999.

5. Other business. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

      This Proxy, when properly executed, will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote "FOR" the director nominees, "FOR" the amendment of the Company's Articles of Incorporation, "FOR" Approval of the Company's 1998 Stock Incentive Compensation Plan and "FOR" the ratification of PricewaterhouseCoopers LLP as the Independent Auditors of the Company.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------




                                 DO NOT PRINT
                                 IN THIS AREA



--------------------------------------------------------------------------------


                                               Date:      , 1999
----------------------------------------------      -----
                   Signature

                                               Date:      , 1999
----------------------------------------------      -----
            Signature if held jointly

NOTE: Please sign exactly as name or names appear on this Proxy. If stock is held jointly, each holder must sign. If signing as attorney, trustee, executor, administrator, custodian or corporate officer, please give full title.